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                                                                  Exhibit 10.12


                      STOCK AND WARRANT PURCHASE AGREEMENT

            STOCK AND WARRANT PURCHASE AGREEMENT ("Agreement") dated as of November 2, 1999 between SkyMall, Inc., a Nevada corporation (the "Company"), and each person or entity who executes a counterpart signature page to this Agreement and is listed as an investor on Schedule I attached to this Agreement (each individually an "Investor" and collectively the "Investors").

                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, the Company desires to sell and issue to the Investors listed on Schedule I, and the Investors listed on Schedule I desire to purchase from the Company, up to an aggregate of 1,142,885 shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company on the terms and conditions set forth herein; and

            WHEREAS, each Investor listed on Schedule I will also receive five-year warrants (the "Warrants"), in the identical form and substance of Exhibit A attached hereto, to purchase that number of additional shares of Common Stock equal to the product of 50% multiplied by the number of shares of Common Stock purchased by such Investor at a per share exercise price equal to S8.00 per share of Common Stock; and

            WHEREAS, the Company has granted the Investors registration rights with respect to the shares of Common Stock purchased hereunder and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") pursuant to the terms hereof,

            NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Closing" and "Closing Date" shall have the meanings ascribed to such terms in Section 1.3 herein.

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Holder" and "Holders" shall include an Investor or Investors, respectively, and any transferee of the shares of Common Stock, the Warrants or the Warrant Shares or Registrable


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Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

            "Registrable Securities" shall mean: (i) the shares of Common Stock and the Warrant Shares issued or issuable to each Holder or the respective permitted transferee or designee; (ii) any securities issued (or upon the conversion or exercise of any warrant, right or other security which is issued) to each Holder as a result of any stock split, stock dividend, recapitalization or similar event or upon the exchange of the shares of Common Stock, Warrants, or Warrant Shares; or (iii) any other security of the Company issued as a dividend or other distribution with respect to, in exchange of or in replacement of Registrable Securities.

            The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, including without limitation, Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

            "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of Orrick, Herrington & Sutcliffe LLP or other counsel for Holders (using a single counsel selected by a majority in the interest of the Holders) for a "due diligence" examination of the Company and review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

            "Registration Statement" shall have the meaning set forth in Section
4.1 (a) herein.

            "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

            "Securities" shall mean the shares of Common Stock, the Warrants and the Warrant Shares, collectively.

            "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

            "Selling, Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, if any, and all fees and disbursements of counsel for Holders not included within "Registration Expenses".

                                    ARTICLE I

                   Purchase and Sale of the Stock and Warrants

            Section 1.1 Purchase and Sale. Upon the following terms and conditions, the Company shall issue and sell to each Investor listed on Schedule I severally, and each Investor listed on Schedule I severally shall purchase from the Company, the number of shares of Common Stock and the number of Warrants indicated next to such Investor's name on Schedule I attached hereto.

            Section 1.2 Purchase Price. The per share purchase price for the shares of Common Stock shall be equal to S7.00 per share of Common Stock (the "Common Stock Purchase Price"). Each Investor listed on Schedule I will also receive Warrants to purchase such number of shares of


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Common Stock equal to the product of 50% multiplied by the number of shares of
Common Stock purchased at an exercise price equal to S8.00 per share of Common Stock.

            Section 1.3 The Closing. (a) The closing of the purchase and sale of the Common Stock and Warrants (the "Closing"), shall take place at the offices of Squire, Sanders Dempsey L.L.P, at 10:00 a.m., local time following acceptance by the Company of subscriptions representing an aggregate of $8,000,200 of shares of Common Stock, which acceptance shall not occur until the conditions set forth in Article V hereof shall be fulfilled or waived in accordance herewith. The date on which the Closing occurs is referred to herein as the "Closing Date."

            (b) On the Closing Date, the Company shall deliver to each Investor certificates (with the number of and denomination of such certificates reasonably requested by such Investor) representing the Warrants and the Common Stock purchased hereunder by such Investor registered in the name of such Investor or its nominee or deposit such Warrants and Common Stock into accounts designated by such Investor, and such Investor shall deliver to the Company the purchase price for the Warrants and Common Stock purchased by such Investor hereunder by wire transfer in immediately available funds to an account designated in writing by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing Date.

ARTICLE II

Representations and Warranties

      Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each of the Investors from and as of the date hereof through the Closing Date:

            (a) Organization and Qualification; Material Adverse Effect. The Company owns 100% of the outstanding capital stock of each of Durham & Company, a Utah corporation, Disk Publishing Inc., a Utah corporation, and skymall.com, Inc. a Nevada corporation (collectively, the "Subsidiaries"). The Company does not have any other direct or indirect subsidiaries. Each of the Company and its Subsidiaries is a corporation duly incorporated and validly existing and in good standing under the laws of its respective jurisdiction of incorporation and the Company and the Subsidiaries each have the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and each Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes Such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to Such entity and other entities controlling or controlled by such entity, taken as a whole, and any material adverse effect on the transactions contemplated under the Agreement or any other agreement or document contemplated hereby.

            (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Securities in accordance with the terms hereof and the terms of the Warrants, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Common Stock and the Warrants in accordance with the terms of this Agreement and the Warrant Shares in accordance with the terms of the Warrants have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been duly


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executed and delivered by the Company, and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

            (c) Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock; without giving effect to this offerings, there are 9,279,958 shares of Common Stock and no shares of preferred stock issued and outstanding, respectively. All of the outstanding shares of the Common Stock have been validly issued and are fully paid and non-assessable. No shares of Common Stock or preferred stock are entitled to preemptive rights; Without giving effect to this offering, 370,555 shares of Common Stock (including any shares of Common Stock issuable upon the exercise of any outstanding options, warrants or rights or upon the exchange or conversion of any exchangeable or convertible securities of the Company) are entitled to registration rights (which registration rights do not adversely impact the registration rights granted to the Investors); and without giving effect to this offering, there are outstanding options for 1,672,149 shares of Common Stock and outstanding warrants for 104,700 shares of Common Stock. Except for warrants issuable to Ryan, Beek & Co. Inc. ("Ryan Beck") and warrants issuable to Shoreline Pacific Institutional Finance ("Shoreline") in connection with this offering and except as disclosed in the prior sentence and as contemplated by this Agreement or disclosed in the SEC Documents (as defined below), there are no other scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe for, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company. The Company represents and warrants that it has no current plan or intention to sell or otherwise issue any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock other than (i) up to 1,142,885 shares of Common Stock and up to 571,1444 Warrants to purchase shares of Common Stock being sold by the Company to the Investors and (ii) up to an aggregate of 140,002 warrants (the "Placement Warrants") to purchase Common Stock being issued to Ryan Beck and Shoreline in connection with this offering (collectively such number of shares of Common Stock, Warrants and Placement Warrants are referred to as the "Maximum Shares");

            (d) Issuance of Warrant Shares. The Warrant Shares are duly authorized and will be, as of the Closing Date, reserved for issuance and, upon exercise in accordance with terms of the Warrants, such Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and the holders of such Warrant Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock. The outstanding shares of Common Stock are currently listed on the Nasdaq National Market ("Nasdaq").

            (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the charter or By-Laws of the Company or any Subsidiary or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) tinder, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any Subsidiary is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investors and not to the Company or any Subsidiary. Neither the business of the Company nor of any Subsidiary is being conducted in


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violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or to make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Warrants or issue and sell the Common Stock or the Warrants in accordance with the terms hereof or issue the Warrant Shares upon exercise of the Warrants, except for the registration provisions provided for herein, that, for Purposes of the representation made in this sentence, the Company s assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

            (f) SEC Documents: Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(a) of the Exchange Act and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material Filed pursuant to
Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the Commission (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered or made available to the Investors true and complete copies of all SEC Documents (including, without limitation, proxy information and solicitation materials and registration statements) filed with the Commission since September 30, 1998. As of their respective dates, the SEC Documents (as amended by any amendments filed prior to the date of this Agreement or any Closing Date and provided to each Investor) complied or will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other Federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (Subject, in the case of unaudited statements, to normal year-end audit adjustments).

            (g) Principal Exchange/Market. The principal market on which the Common Stock is currently traded is Nasdaq.

            (h) No Material Adverse Change. Since June 30, 1999, the date through which the most recent quarterly report of the Company on Form 10-Q has been prepared and filed with the Commission, a copy of which is included in the SEC Documents, no event which had or is likely to have a Material Adverse Effect has occurred or exists with respect to the Company or any Subsidiary, except as otherwise disclosed or reflected in press releases or other SEC Documents prepared through or as of a date Subsequent to June 30, 1999 and provided to the Investors.

            (i) No Undisclosed Liabilities. Neither the Company nor any Subsidiary has any liabilities or obligations not disclosed in the SEC Documents, other than those liabilities incurred in the ordinary course of its respective business since June 30, 1999 or liabilities or obligations, individually or in the aggregate, which do not or would not have a Material Adverse Effect on the Company or the Subsidiaries, taken as a whole.


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            (j) No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company, any Subsidiary or their respective business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

            (k) No General Solicitation. None of the Company, the Subsidiaries or, to the Company's knowledge, any of their respective affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

            (l) No Integrated Offering. None of the Company, the Subsidiaries, or, to the Company's knowledge, any of their respective affiliates, or any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities.

            (m) Intellectual Property. Each of the Company and the Subsidiaries owns or has licenses to use certain copyrights and trademarks ("intellectual property") associated with its respective business. Each of the Company and the Subsidiaries has all intellectual property rights which are needed to conduct its respective business as it is now being conducted or as proposed to be conducted as disclosed in the SEC Documents. The Company has no reason to believe that the intellectual property rights owned by the Company or any of its Subsidiaries are invalid or unenforceable or that the use of such intellectual property by the Company or the Subsidiaries infringes upon or conflicts with any right of any third party, and neither the Company nor any Subsidiary has received notice of any such infringement or conflict. The Company has no knowledge of any infringement of the Company's or any Subsidiary's intellectual property by any third party.

            (n) No Litigation. Except as set forth in the SEC Documents delivered to the Investors, no litigation or claim (including those for unpaid taxes) against the Company or any Subsidiary is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if determined adversely would have a Material Adverse Effect on the Company or any Subsidiary, taken as a whole, or would materially adversely effect the transactions contemplated hereby. The legal proceedings described in the SEC Documents will not have an effect on the transactions contemplated hereby, and will not have a Material Adverse Effect on the Company or the Subsidiaries, taken as a whole.

            (o) Brokers. The Company has taken no action which would give rise to any claim by any person, other than Ryan, Beck and Shoreline, for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby. The Company has taken no action which Would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Investor relating to this Agreement or the transactions contemplated hereby.

            (p) Forms S-3. The Company is eligible to file a Registration Statement on Form S-3 under the Act and the rules promulgated thereunder, and Form S-3 is permitted to be used for the transactions contemplated hereby under the Act and the rules promulgated thereunder.

            (q) Year 2000 Compliance. Each system which includes software, hardware, databases or embedded control systems (microcompressor controlled, robotic or other device) (collectively, a "System"), that constitutes any part of, or is used in connection with the use, operation or enjoyment of, any asset, property or leased premises of the Company or any Subsidiary (i) is designed (or has been modified) to be used prior to and after January 1, 2000, (ii) to the Company's knowledge, will operate without error arising from the creation, recognition, acceptance,


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calculation, display, storage, retrieval, accessing, comparison, sorting, manipulation, processing or other use of dates or date-based, date-dependent or date-related data, including but not limited to century recognition, day-of-the-week recognition, leap years, date values and interfaces of date functionalities, and (iii) to the Company's knowledge, will not be adversely affected by the advent of the year 2000, the advent of the twenty-first century or the transition from the twentieth century through the year 2000 and into the twenty-first century (collectively, items (i) through (iii) are referred to herein as "Year 2000 Compliant"). No System that is material to the business, finances or operations of the business of the Company or any Subsidiary receives data from or communicates with any component or system external to itself (whether or not such external component or system is the Company's, or any Subsidiary's or any third party's) that is not itself Year 2000 Compliant. All licenses for the use of any system-related software, hardware, databases or embedded control system permit the Company or the Subsidiaries to make all modifications, bypasses, debugging, work-arounds, repairs, replacements, conversions or corrections necessary to permit the System to operate compatibly, in conformance with their respective specifications, and to be Year 2000 Compliant. None of the Company nor any of the Subsidiaries has incurred, and none of the Company nor any of the Subsidiaries has any reason to believe that it may in the future incur, any expenses arising from or related to the failure of any of its Systems as a result of not being Year 2000 Compliant.

            Section 2.2 Representations and Warranties of the Investors. Each of the Investors, severally and not jointly, hereby makes the following representations and warranties to the Company as of the date hereof and on the Closing Date:

            (a) Authorization, Enforcement. (i) Such Investor has the requisite power and authority, or the legal capacity, as the case may be, to enter and perform this Agreement and to purchase the Securities being sold to such Investor hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, as required, and (iii) this Agreement constitutes the valid and binding obligation of such Investor enforceable against such Investor in accordance its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            (b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do riot and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture, or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, or regulation or any order, judgment or decree of any court or Governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

            (c) Investment Representation. Such Investor is purchasing the securities purchased hereunder for its own account and not with a view to distribution in violation of any securities laws. Such Investor has no present intention to sell the securities purchased hereunder and such Investor has no present arrangement (whether or not legally binding) to sell the Securities purchased hereunder to or through any person or entity; provided, however, that by the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.

            (d) Accredited Investor. Such Investor is an "accredited investor" as defined in Rule 501 promulgated under the Act. The Investor has such knowledge and experience in financial and business matters in general and investments In particular, so that such Investor is able to evaluate

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the merits and risks of an investment in the securities purchased hereunder and to protect its own interests in connection with such investment. In addition (but without limiting the effect of the Company's representations and warranties contained herein), such Investor has received such information as it considers necessary or appropriate for deciding whether to purchase the Securities purchased hereunder.

            (e) Rule 144. Such Investor understands that there is no public trading market for the Warrants, that none is expected to develop, and that the Warrants must be held indefinitely unless exercised or unless such securities are registered under the Act or an exemption from registration is available. Such Investor understands that the Common Stock and the Warrant Shares must be held indefinitely unless such securities are registered under the Act or an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

            (f) Brokers. Such Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

            (g) Reliance by the Company. Such Investor understands that the Common Stock and Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

                                   ARTICLE III

                                    Covenants

            Section 3.1 Registration and Listing. Until the later of (i) such time as no Warrants are outstanding or (ii) the expiration of the Effectiveness Period (as hereinafter defined in Section 4.3), the Company will cause the Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will comply in all respects, with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. Until the later of
(i) such time as no Warrants are outstanding or (ii) the expiration of the Effectiveness Period, the Company shall use its best efforts to continue the listing or trading of the Common Stock on Nasdaq or a principal exchange (which consists exclusively of the NYSE or AMEX) and comply in all respects with the Company's reporting filing and other obligations under the bylaws or rules of Nasdaq or such principal exchange, as the case may be.

            Section 3.2 Certificates on Exercise. Upon the exercise of any Warrants in accordance with the terms of the Warrants, the Company shall issue and deliver to such Investor (or the then holder) within two (2) business days of the exercise date, (x) a Certificate or Certificates for the Warrant Shares issuable upon such exercise and (y) a new certificate or certificates for the Warrants of such Investor (or holder) which have not yet been exercised but which are evidenced in part by the certificate(s) submitted to the Company in connection with such exercise (with the number of and denomination of such new certificate(s) designated by such Investor or holder).

            Section 3.3 Replacement Certificates. The certificate(s) representing the shares of Common Stock, Warrant Shares or the Warrants held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal number of shares of Common Stock, Warrant Shares


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or Warrants, as the case may be, as reasonably requested by Such investor (or such holder) upon surrendering the same. No service charge will be made for such registration, transfer or exchange.

            Section 3.4 Securities Compliance. The Company shall notify the Commission and Nasdaq, in accordance with their requirements, of the transactions contemplated by this Agreement and the Warrants and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities. The Company covenants and agrees that it will not sell or otherwise issue any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock which would violate NASD Rule 4460 (i)(1), and, In particular, but not in limitation to the foregoing, the Company will not, during the six (6) month period following the Closing of the sale of shares of Common Stock and Warrants to the Investors, sell or otherwise issue any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock in excess of the Maximum Shares without either (i) approval of such sale or issuance by the stockholders of the Company, or (ii) a written advisory opinion of the Nasdaq Stock Market that such approval is not necessary under NASD Rule 4460 (i)(1) or any other applicable Nasdaq Stock Market or NASD rule or a written waiver of any such requirement by the Nasdaq Stock Market, or (iii) a written opinion of counsel to the Company that such stockholder approval is not required.

            Section 3.5 Notices. The Company agrees to provide all holders of Warrants with copies of all notices and information, including, without limitation, notices and proxy statements in connection with any meetings, that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

            Section 3.6 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of affecting the exercise of the Warrants, such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of all outstanding Warrants.

                                   ARTICLE IV

                                  Registration

            Section 4.1 Registration Requirements. The Company shall use its best efforts to effect the registration of the Registrable Securities (Including, without limitation, the execution of an undertaken, to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the public sale or distribution of all the Registrable Securities in the manner including manner of sale) and in all states reasonably requested by the Holders. Such best efforts by the Company shall include the following:

            (a) The filing by the Company no later than fifteen (15) days after the Closing of a registration statement or registration statements (as necessary) with the Commission pursuant to Rule 415 under the Securities Act on Form S-3) (or such other appropriate registration form if the Company is ineligible to use Form S-3) covering tile resale of the Registrable Securities acquired (or underlying the Securities so acquired) at the Closing ("Registration Statement(s)").

            (b) Thereafter the Company shall use its best efforts to cause such Registration Statement(s) to be declared effective by the Commission within ninety (90) days following the Closing Date. In the event that such Registration Statement is not declared effective within 90 days following the Closing Date, then the Company shall until the Registration Statement is declared effective, (in addition to any other remedies available to a Holder at law or in equity) pay in cash to each Holder an amount equal to 2% of the respective purchase price paid by such Holder (the "Damages") for each 30 day period beginning on the 91" day following the Closing Date at which the Registrable Securities were acquired (the "Default Period") that the Registration Statement has not been declared effective; provided, however, that the Default Period shall terminate and Damages shall cease to accrue on the date upon which such Registrable Securities may be sold under Rule 144(k) in the reasonable opinion ID of counsel to the Company (provided that the Company's transfer agent has accepted an instruction from the Company to such effect). If any applicable Default Period is less than 30 days such cash payment shall be on a pro rata basis. The amount of such cash payment shall be calculated by the Company on the earlier of (i) the effective date Of Such Registration Statement or (ii) the last day of each Default Period, and a certified or bank check in lawful money of the United States of America shall be sent within three (3) business days of such calculation to the address of each Holder as listed in the stock transfer ledger maintained by the Company or its transfer agent. Notwithstanding the foregoing, if the Default Period commences from the failure of the Company to cause to become effective the Registration Statement solely by reason of the failure of any Holder to provide such information as (i) the Company may reasonably request from such Holder to be included in the Registration Statement or (ii) the Commission or Nasdaq may request in connection with such Registration Statement (which request was provided to the Holder in writing) (the "Late Holder"), the Company shall not be required to pay such Damages to any of the Holders; provided, that the Company shall file the Registration Statement excluding the Late Holder or take such other action as necessary to cause the Registration Statement to be declared effective, within two (2) business days after the initial day of the original Default C, Period, provided that a new Default Period will commence three (3) business days after the initial day of the original Default Period if the Registration Statement is not effective. The Company agrees to promptly file an amendment to such Registration Statement including the Late Holder once the requested information has been provided.

            (c) Prepare and File with the Commission such amendments (including Post- effective amendments) and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep Such Registration Statement effective at all times during the Effectiveness Period (as defined below) and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this An the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or Supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

            (d) Furnish to each Holder such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

            (e) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions as Ca, shall be reasonably requested by each Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business where it: would not otherwise be required to quality,, (ii) file a general consent to service of process in any such states or jurisdictions, (iii) make any change in the Company's charter or By-Laws, or (iv) subject itself to general taxation in any such Jurisdiction.

            (f) Notify each Holder immediately of the happening of any event as a result of which the prospectus (Including any supplement thereto or thereof) included in such Registration

Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

            (g) Notify each Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose. The Company shall n use its reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

            (h) Permit a smile firm of counsel, designated as Holders' Counsel by the Holders of a majority of the Registrable Securities included in the Registration Statement, to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to each Filing, and shall not File any document in a form to which such counsel reasonably objects, provided such counsel shall provide Such Counsel's comments or objection within five (5) business days after receipt of any document.

            (i) As of the date the Registration Statement is declared effective by the Commission, the Company shall have caused the Registrable Securities covered by such Registration Statement to be listed with all securities exchange(s) and/or markets on which the Common Stock is then listed, and prepared and filed any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is traded.

            (j) The Company shall make available for inspection by the Holders, representatives of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company and all SEC Documents filed subsequent to the Closing Date, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to enter into a Confidentiality Agreement in the form and substance annexed hereto as Exhibit B.

            (k) The term "best efforts" as used in this Agreement shall include, without limitation, that the Company shall submit to the Commission, within five
(5) business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the Commission or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 72 hours after the submission of such request.

            Section 4.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Section 4 shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

            Section 4.3 Registration Period. In the case of the registration effected by the Company pursuant to this Section 4, the Company will use its best efforts to keep such registration effective (the "Effectiveness Period") until the earlier to occur of (a) two years from the Closing Date, provided, however, that the period of time which such Registration Statement Registration is required to be effective shall be increased by the number of days that the Registration Statement's effectiveness was suspended, if any, during the two year period from the Closing Date, (b) the date on which all the Holders have completed the sales or distributions of the Registrable Securities included in the Registration Statement or, (c) the date on which such Registrable Securities of all Holders may be sold without restriction under Rule 144(k) promulgated under the Securities Act (or any successor thereto) in the reasonable opinion of counsel to the Company (provided that the Company's transfer a(Tent has accepted an instruction from the Company to such effect and will issue certificates representing such Registrable Securities without any legend endorsed thereon).

            Section 4.4 Obligation of Holder. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to Registrable Securities of the Holder that:

            (a) the Holder by such Holder's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Holder has notified the Company in writing of the Holder's election to exclude all of the Holder's Registrable Securities from such Registration Statement.

            (b) the Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder and the intended method of disposition of the Registrable Securities held by the Holder as shall be reasonably required to effect the registration of such Registrable Securities and the Holder shall execute such documents as are customary in connection with such registration as the Company may reasonably request.

            Section 4.5 Indemnification.

            (a) Company Indemnity. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling each Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all Claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 4.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected Without the consent of the Company (which consent will not be unreasonably withheld).

            (b) Holder Indemnity. Each Holder will, severally and not Jointly, if Registrable Securities held by it are included in the securities as to Which Such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or Such underwriter within the meanings of
Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their directors, officers and partners, and each person controlling such other Holder(s) against all claims, losses, damages and liabilities (or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case only insofar as such untrue statement or alleged untrue statement or omission relates to such Holder, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 4.5(b) shall not apply to amounts settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent will not be unreasonably withheld).

            (c) Procedure. Each party entitled to indemnification tinder this Article (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving, by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

            4.6 Contribution. If the indemnification provided for in Section 4 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to. among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

In no event shall the obligation of any Indemnifying Party to contribute tinder this Section 4.6 ID exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 4.5(a) or 4.5(b) hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.6 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the an amount which equals (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the underwriting discount applicable to the securities purchased by the underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE V

                                   Conditions

            Section 5.1 Conditions Precedent to the Obligation of the Company to Issue and Sell the Stock arid Warrants. The obligation hereunder of the Company to issue and sell the Common Stock and Warrants to the Investors is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            (a) Accuracy of the Investors' Representations and Warranties. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations arid warranties that speak as of a particular date).

            (b) Performance by the Investors. Each Investor shall have performed all agreements and satisfied all conditions required hereby to be performed or satisfied by such Investor at or prior to the Closing Date.

            (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

            Section 5.2 Conditions Precedent to the Obligation of the Investors to Purchase the Stock and the Warrants. The obligation hereunder of each Investor to acquire and pay for the Common Stock and Warrants is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for each Investor's sole benefit and may be waived by each Investor at any time in its sole discretion.

            (a) Accuracy of the Company's Representations and Warranties. The representation and warranties of the Company shall be true and correct in all material respects as of the date where made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

            (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing Date.

            (c) Nasdaq. From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the Commission or Nasdaq and trading in securities generally as reported by Nasdaq, shall not have been suspended or limited, and the Common Stock shall not have been delisted from any exchange or market where they are currently listed.

            (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated or endorsed by any Court or Governmental authority or competent Jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

            (e) Opinion of Counsel. At the Closing Date the Investors shall have received an opinion of counsel to the Company in substantially the form attached hereto as Exhibit C and such other opinions, certificates and documents as the Investors or their counsel shall reasonably require incident to the Closing.

            (f) Minimum Subscription. An aggregate of $8,000,200 of shares of Common Stock shall have been purchased by the Investors pursuant to this Agreement.

            (g) Secretary's Certificate. The Company shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by the Secretary of the Company on behalf of the Company, certifying as to the satisfaction of all Closing conditions, incumbency of signing officers, charter, By-Laws, good standing and authorizing resolutions of the Company.

                                   ARTICLE VI

                                Legend and Stock

            Each certificate representing the Common Stock, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL OF THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

                                   ARTICLE VII

                                   Termination

            Section 7.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Investors.

            Section 7.2 Other Termination. This Agreement may be terminated by action of the Board of Directors of the Company or by any of the Investors at any time if the Closing Date shall not have been consummated by the fifth business day following the date of this Agreement.

                                  ARTICLE VIII

                                  Miscellaneous

            Section 8.1 Stamp Taxes; Agent Fees. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Common Stock and the Warrants pursuant hereto and the Warrant Shares issued upon exercise of the Warrants.

            Section 8.2 Specific Enforcement: Consent to Jurisdiction.

            (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

            (b) The Company and each of the Investors (i) hereby irrevocably submits to the exclusive Jurisdiction of the United States District Court, the New York State courts and other courts of the United States sitting in New York County, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the Jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

            Section 8.3 Entire Agreement, Amendment. This Agreement together with the agreements and documents executed in connection herewith, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Investor makes any representation,, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

            Section 8.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement Must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         to the Company:        SkyMall, Inc.
                                1520 East Pima Street
                                Phoenix, Arizona 85034
                                Telephone:       602-254-8620
                                Facsimile:       602-254-6544
                                Attn:   Robert M. Worsley
                                        Chief Executive Officer

         with copies to:        Squire, Sanders & Dempsey L.L.P.
                                Two Renaissance Square
                                40 North Central Avenue, Suite 2700
                                Phoenix, Arizona 85004-4498
                                Telephone:       602-528-4134
                                Facsimile:       602-253-8129
                                Attn:   Gregory R. Hall, Esq.

         to the Investors:      To each Investor and its representative at
                                the addresses set forth on
                                Schedule I of this Agreement.

         with copies to:        Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                                New York, New York 10103)
                                Telephone:       212-506-5000
                                Facsimile:       212-506-5151
                                Attn:   Rubi Finkelstein, Esq.

Any party hereto may from time to time change its address for notices by giving at least 5 days written notice of such changed address to the other parties hereto. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically Generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause
(i), (ii) or (iii) above.

            Section 8.5 Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees but excluding consequential damages) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

            Section 8.6 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such night accruing to it thereafter.

            Section 8.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            Section 8.8 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. The Company may not assign this Agreement or any nights or obligations hereunder without the prior written consent of all Investors (which consent may be withheld for any reason in their sole discretion), except that the Company may assign this Agreement in connection with a merger, consolidation, business combination or the sale of all or substantially all of its assets provided that the Company is not released from any of its obligations hereunder, such successor in interest or assignee assumes all obligations of the Company hereunder, and appropriate adjustment of the provisions contained in this Agreement is made, in form and substance satisfactory to the Investors, to place the Investors in substantially the same position as they would have been but for such assignment. Any Investor may assign this Agreement (in whole or in part) or any nights or obligations hereunder without the consent of the Company in connection with any sale or transfer of all or any portion of the Securities held by such Investor, provided that no Investor may assign this Agreement prior to the Closing Date without the Company's prior consent except to an affiliate or affiliates of such Investor.

            Section 8.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            Section 8.10 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such state's principles of conflict of laws.

            Section 8.11 Survival. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive tile Closing

            Section 8.12 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

            Section 8.13 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

            Section 8.14 Severability. The parties acknowledge and agree that the Investors are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Investors hereunder are several and not Joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" hereunder shall be enforceable by each Investor hereunder.

            Section 8.15 Like Treatment of Holders. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Securities, or otherwise, to an holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Securities or this Agreement, unless such consideration is required to be paid to all holders of Securities bound by such consent, waiver or amendment whether or not such holders so consent, waive or agree to amend and whether or not such holders tender their Securities for redemption or exchange. The Company shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all holders of Securities on identical terms.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                SKYMALL, INC

                                By: /s/ Jonathan Weisz
                                    -----------------------------
                                    Name:
                                    Title:


                                QUINTEL COMMUNICATIONS, INC.

                                By: /s/ Andrew Stollman
                                    -----------------------------
                                    Name:
                                    Title:

Exact Name in Which Securities Should
be registered:
              ------------------------

                                                    SCHEDULE I

----------------------------------------------------------------------------------------------------------------------
                                                                                                No. of
                                                                                              Shares of
                                                 Name and Address of                            Common         No. of
        Name and Address of Investor               Representative         Purchase Price        Stock         Warrants
----------------------------------------------------------------------------------------------------------------------
American High Growth Equities                    None                       $1,000,000         142,857         71,429
Retirement Trust
Trump Tower--24th Floor
725 5th Avenue
New York, New York 10022
----------------------------------------------------------------------------------------------------------------------
Special Situations Private Equity Fund L.P.      David Greenhouse           $1,199,800         171,400         85,700
----------------------------------------------------------------------------------------------------------------------
Special Situations Fund L.P. III                 David Greenhouse           $1,350,300         192,900         96,450
153 E. 53rd Street
New York, New York 10022-1200
----------------------------------------------------------------------------------------------------------------------
Special Situations Cayman L.P.                   David Greenhouse             $450,100           64,300         32,150
153 E. 53rd Street
New York, New York 10022-1200
----------------------------------------------------------------------------------------------------------------------
Quintel Communications, Inc.                     Geoffrey Bass              $3,000,000         428,571         214,286
One Blue Hill Plaza                              c/o Feder, et al.
Pearl River, New York, 10965                     750 Lexington Ave.
                                                 New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
Robert Merrill Worsley and Christi Marie         n/a                        $1,000,000         142,857         71,429
Worsley, as trustees of the Robert Merrill
Worsley and Christi Marie Worsley Family
Revocable Trust dated July 28, 1998
c/o SkyMall, Inc.
1520 E. Pima Street
Phoenix, Arizona 85034
----------------------------------------------------------------------------------------------------------------------

                             EXHIBITS AND SCHEDULES

Exhibit A                      Form of Warrant

Exhibit B                      Form of Confidentiality Agreement

Exhibit C                      Form of Opinion

                                    EXHIBIT A

                                 FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL EN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

                                  SKYMALL, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.:               Number of Shares:
Date of Issuance: November 2, 1999

SkyMall, Inc., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Quintel Communications, Inc., the registered holder hereof or its permitted assigns (a "holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the purchase price per share provided in Section 2(a) below.

1. Definitions.

      (a) Stock and Warrant Purchase Agreement. This Warrant is one of the Warrants (the "Warrants") issued pursuant to the Stock and Warrant Purchase Agreement dated as of November 2, 1999, among the Company and the Investors (as such term in defined therein) (the "Agreement").

      (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

            (i) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

            (ii) "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market (as defined below) as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Principal Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of this Warrant. All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

            (iii) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market (as defined below) as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last closing ask price of such security as reported by Bloomberg, or, if no last closing ask price is reported for such security by Bloomberg, the average of the lowest ask price and lowest bid price of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Sale Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of this Warrant. If the Company and the holder of this Warrant are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by the term "Market Price" being substituted for the term "Closing Sale Price." All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

            (iv) "Common Stock" means (i) the Company's common stock, par value
5.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

            (v) "Expiration Date" means the date five (5) years from the date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the principal exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

            (vi) "Issuance Date" means, with respect to each Warrant, the date of issuance of the applicable Warrant.

            (vii) "Market Price" means, with respect to any security for any date of determination, that price which shall be computed as the arithmetic average of the Closing Bid Prices for such security on each of the five (5) consecutive trading days immediately preceding such date of determination (all such determinations to be appropriately adjusted for any stock dividend, stock split or similar transaction during the pricing period).

            (viii) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

            (ix) "Principal Market" means the Nasdaq National Market.

            (x) "Securities Act" means the Securities Act of 1933, as amended.

            (xi) "Warrant" means this Warrant and all warrants issued in exchange, transfer or replacement thereof.

            (xii) "Warrant Exercise Price" shall be equal to S8.00 per share.

            (xiv) Other Definitional Provisions. Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time. When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant, as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of. and Schedules and Exhibits to, this Warrant unless otherwise specified. Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

2. Exercise of Warrant.

      (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 11:59 P.M. Eastern Time on the Expiration Date by (i) delivery of a written in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased; (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash, certified or bank funds or wire transfer of immediately available funds or
(B) notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(e)); and (iii) the surrender of this Warrant (or a Lost Warrant Affidavit in substantially the form annexed hereto as Exhibit C with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company; provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 shall be applicable. In the event of any exercise of the nights represented by this Warrant in compliance with this
Section 2(a), the Company shall on the second Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price (or notice of a Cashless Exercise) and this Warrant (or a Lost Warrant Affidavit in substantially the form annexed hereto as Exhibit C with respect to this Warrant in the case of its loss, theft or destruction) (the "Exercise Delivery Documents"), credit such aggregate number of shares of Common Stock to which the holder (or its designee) shall be entitled to the holder's (or its designee's) balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, then the Company shall, on or before the second Business Day following receipt of the Exercise Delivery Documents issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder (or its designee), for the number of shares of Common Stock to which the holder (or its designee) shall be entitled. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the holder of this Warrant (or its designee) shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Warrant Exercise Price or the Market Price of a security or the arithmetic calculation of the Warrant Shares, the Company shall promptly Issue to the holder (or its designee) the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one Business Day of receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or the Market Price or arithmetic calculation of the Warrant Shares within one day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Market Price to an independent, reputable investment banking firm of nationally recognized standing, mutually acceptable to both the Company and the holder or (ii) the disputed arithmetic calculation of the Warrant Shares to an independent, outside accountant, mutually acceptable to both the Company and the holder. The outside Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

      (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than two (2) Business Days after delivery of the Exercise Delivery Documents and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

      (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up to the nearest whole number.

      (d) If the Company shall fall for any reason or for no reason to issue to the holder within two (2) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder (or its designee) is entitled or to credit the holder's (or designee's) balance account with The Depository Trust Company for such number of shares of Common Stock to which the holder (or its designee is entitled upon the holder's exercise of thi Warrant for the number of shares of Common Stock to which such holder is entitled pursuant to Section 2(b) hereof, the Company shall, in addition to any other remedies under this Warrant or the Agreement or otherwise available to such holder, including any indemnification under the Agreement, pay as additional damages in cash to such holder on each day the issuance of such Common Stock certificate or new Warrant, as the case may be, is not timely effected, an amount equal to 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder (or its designee) on a timely basis and to which the holder (or its designee) is entitled and/or, the number of shares represented by the portion of this Warrant which is not being converted, as the case may be, and (B) the average of the Closing Sale Price of the Common Stock for the Five (5) consecutive trading days immediately preceding the last possible date which the Company could have issued such Common Stock or Warrant, as the case may be, to the holder without violating this Section 2.

      (e) If, despite the Company's obligations under the Agreement, the Warrant Shares to be issued are not registered and available for resale pursuant to a registration statement in accordance with the Agreement, then notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

             Net Number = (A x B) - (A x C)
                          -----------------
                                  B

            For purposes of the foregoing formula:

                  A = the total number of shares with respect to which this Warrant is then being exercised.

                  B = the Market Price as of the date of the Exercise Notice.

                  C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time is Warrant or a new of such exercise.

3. (a) Adjustment for Dividends in Other Stock and Property, Reclassifications. In case at any time or from time to time the holders of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor,

                  (1) other or additional stock or other securities or property
            (other than cash) by way of dividend,

                  (2) any cash or other property paid or payable out of any
            source other than retained earnings (determined in accordance with generally accepted accounting principles), or

                  (3) other or additional stock or other securities or property
            (including cash) by way of stock-split, spin-off, reclassification, combination of shares or similar corporate rearrangement,

(other than (x) shares of Common Stock or any other stock or securities into which such Common Stock shall have been exchanged or (y) any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities), then and in each such case a holder, upon the exercise hereof as provided in Section 2, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (2) and (3) above) which such holder would hold on the date of such exercise if on the Issuance Date such holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant, and had thereafter, during the period from the Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clause (2) and (3) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 3(a) and 3)(b).

      (b) Adjustment for Reorganization, Consolidation and Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) or reclassification of its securities after the Issuance Date, or the Company (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey or exchange all or substantially all its assets to another corporation or entity, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in Section 2 at any time after the consummation of such reorganization reclassification, consolidation, merger, conveyance or exchange, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which Such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Sections 3(a), (b), (c) and (d); in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

      (c) Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) entitled to receive, a dividend or other distribution payable in additional shares of (x) Common Stock or any other stock or securities into which such Common Stock shall have been exchanged, or (y) any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities, then and in each such event

                  (1) the Warrant Exercise Price then in effect shall be
            decreased as of the time of the issuance of such additional shares or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Warrant Exercise Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date as the case may be, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Exercise Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Warrant Exercise Price shall be adjusted pursuant to this Section 3)(c) as of the time of actual payment of such dividends or distributions; and

                  (2) the number of shares of Common Stock theretofore
            receivable upon the exercise of this Warrant shall be increased, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, in inverse proportion to the decrease in the Warrant Exercise Price.

      (d) Stock Split and Reverse Stock Split. If the Company at any time or from time to time effects a stock split or subdivision of the outstanding Common Stock, the Warrant Exercise Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. ff the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment tinder this Section 3)(d) shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

4. Redemption at the Company's Election. The Company, upon thirty (30) days' prior written notice to the holder, may elect to redeem all or part of this Warrant at a price equal to $0.01 per Warrant Share Issuable upon the exercise hereof, if, but only if: (i) the Closing Bid Price shall have exceeded $12.00 per share (as equitably adjusted to reflect any merger, consolidation or reorganization of the Company or any stock split, subdivision, reverse stock split or combination effected by the Company) on each of the twenty (20) consecutive trading days ending not more than one Business Day prior to the date on which the notice of redemption shall be delivered to the holder, (ii) the registration statement required to be filed under Section 4.1 of the Agreement, dated as of the date hereof, by and among the Company and the other parties signatory thereto, shall be effective and permit the sale of all Warrant Shares, and (iii) the Common Stock shall be listed and trading on the Nasdaq National Market, AMEX or the NYSE. Any such redemption shall be effective on the thirtieth day following the delivery of such notice, provided, however, that the holder may elect at any time prior to the effective date of redemption to exercise all or any portion of this Warrant in accordance with the terms hereof, and provided further, that the Company's right to redeem this Warrant shall be suspended if, after the notice has been delivered, the Warrant Shares may not be sold pursuant to an effective registration statement for any reason whatsoever or the Common Stock shall cease to be listed and trading on the Nasdaq National Market, AMEX or the NYSE. The notice period shall then be extended for a period of time equal to the number of days during the notice period during which the registration statement shall not have permitted the sale of such Warrant Shares or the Common Stock shall not have been so listed and trading, as the case may be; provided, however, that the notice period shall not begin to run until such time as the holder receives notice from the Company that the registration statement permits the sale of the Warrant Shares and/or the Common Stock shall have been so listed and trading, as the case may be. The redemption price shall be payable in full, in cash, on the effective date of any redemption pursuant to this paragraph (4). A redemption notice delivered by the Company pursuant to this paragraph (4) shall be irrevocable. Notwithstanding the foregoing, the Company's right to redeem all or part of this Warrant may not be exercised if on the date on which the Company delivers notice of such exercise the Market Price shall be less than S12.00 per share (as equitably adjusted to reflect any merger, consolidation or reorganization of the Company or any stock split, subdivision, reverse stock split or combination effected by the Company).

5. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

      (a) This Warrant is, and any Warrants issued in Substitution for or replacement of thi Warrant will upon issuance be, duly authorized and validly issued.

      (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and char(Yes with respect to the issuance thereof.

      (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then n represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

      (d) The Company shall secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation any, upon which shares of Common Stock are then listed within the time required by system, such exchange or quotation system's rules and regulations and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system within the time required by such exchange or quotation system's rules and regulations, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

      (e) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully pal and nonassessable shares of Common Stock upon the exercise of this Warrant.

      f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets and any such successive mergers, consolidations or acquisitions.

6. Taxes. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Stock or other securities or property in a name other than that of the registered holders of this Warrant to be converted and such holder shall pay such amount, if any, to cover any applicable transfer or similar tax.

7. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder of this Warrant, solely by virtue of such holding, shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether a reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this
Section 6, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company Generally, contemporaneously with the giving thereof to the stockholders.

8. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor").

9. Ownership and Transfer.

      (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

      (b) This Warrant and the rights granted hereunder shall be assignable by the holder hereof without the consent of the Company.

      (c) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Agreement and any holder of this Warrant (and the assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Agreement.

10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an executed Lost Warrant Affidavit in substantially the form annexed hereto as Exhibit C (or, in the case of a Mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

11. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

       If to the Company:

       SkyMall, Inc.
       1520 East Pima Street
       Phoenix, Arizona 85034
       Telephone:   602-254-8620
       Facsimile:   602-254-6544
       Attention:   Robert M. Worsley, President and Chief Executive Officer

       With copy to:

       Squire, Sanders & Dempsey L.L.P.
       Two Renaissance Square
       40 North Central Avenue, Suite 2700
       Phoenix, Arizona 85004
       Facsimile:   602-253-8129
       Attention:   Gregory R. Hall, Esq.

If to a holder of this Warrant, to it at the address and facsimile number set forth on the Schedule of Investors to the Agreement, with copies to such holder's representatives as set forth on such Schedule of Investors, or at such other address and facsimile as shall be delivered to the Company by the holder at any time. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) by a nationally recognized overnight delivery service shall be rebuttable evidence of prove personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

12. Date. The date of this Warrant is November 2, 1999. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

13. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants issued pursuant to the Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing 66.7% of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding that no such action may increase the Warrant Exercise Price of the Warrants, decrease the number of shares or class of stock obtainable upon exercise of any Warrants, or otherwise materially adversely effect the rights of the holder of this Warrant without the written consent of such holder.

14. Descriptive Headings; Governing, Law; Jurisdiction. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of New York shall govern. all issues concerning the relative nights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be Governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York, or any other jurisdictions) that would cause the application of the laws of any Jurisdictions other than the State of New York. Each of the parties hereto irrevocably consents and submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any proceeding arising out of or relating to this Warrant, waives any objection to venue in the County of New York, State of New York, or such District, and agrees that service of any summons, complaint, notice of other process relating to such proceeding may be effected in the manner provided by Section 10 hereof.

                            [Signature Page Follows]

                                          SKYMALL, INC.

                                          By:_________________________

                                          Name:_______________________

                                          Title:______________________

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                                  SKYMALL, INC.

      The undersigned holder hereby exercises the right to purchase ___________________ of the shares of Common Stock ("Warrant Shares") of SkyMall, Inc., a Nevada corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made as:

             ____________   a "Cash Exercise" with respect to _________________
                            Warrant Shares; and/or

             ____________   a "Cashless Exercise" with respect to ______________
                            Warrant Shares (to the extent permitted by the terms of the Warrant).

      2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of S to the Company in accordance with the terms of the Warrant.

      3. Delivery of Warrant Shares. The Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

Date:______________,_______

___________________________
Name of Registered Holder

By: ______________________
    Name:
    Title:

                                               EXHIBIT B TO WARRANT

                                               FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to _______________, Federal Identification No. ________, a warrant to purchase shares of the capital stock of SkyMall, Inc., a Nevada corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: _______________,_______

                                         ___________________________________

                                         By:      __________________________

                                         Its:     __________________________

                              EXHIBIT C TO WARRANT

                            FORM OF AFFIDAVIT OF LOSS

STATE OF         )
                 )ss:
COUNTY OF        )

 The undersigned (hereinafter "Deponent"), being duly sworn, deposes and says that:

            1. Deponent is an adult whose mailing address is:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

            2. Deponent is the recipient of a Warrant (the "Warrant") from SkyMall, Inc. (the "Company"), dated ___________________________________ for the purchase of _________________________________ shares of Common Stock, par value
S.001 per share, of the Company, at an exercise price of $_______________________ per share.

            3. The Warrant has been lost, stolen, destroyed or misplaced, under the following circumstances:

            4. The Warrant was not endorsed.

            5. Deponent has made a diligent search for the Warrant, and has been unable to find or recover same, and Deponent was the unconditional owner of the Warrant at the time of loss, and is entitled to the full and exclusive possession thereof, that neither the Warrant nor the rights of Deponent therein have, in whole or in part, been assigned, transferred, hypothecated, pledged or otherwise disposed of, in any manner whatsoever, and that no person, firm or corporation other than the Deponent has any right, title, claim, equity or interest in, to, or respecting the Warrant.

            6. Deponent makes this Affidavit Cor the purpose of requesting and inducing the Company and its agents to issue a new warrant in substitution for the Warrant.

            7. If the Warrant should ever come into the hands, custody or power of the Deponent or the Deponent's representatives, agents or assigns, the Deponent will immediately and without consideration surrender the Warrant to the Company, its representatives, agents or assigns, its transfer agents or subscription agents for cancellation.

            8. The Deponent hereby indemnities and holds harmless the Company from any claim or demand for payment or reimbursement of any party arising in connection with the subject matter of this Affidavit.

Signed, sealed and dated: _________________________

                                                ______________________________
                                                Deponent
Sworn to and subscribed before me this

______day of ________________,________

______________________________________
Notary Public

                        FORM OF CONFIDENTIALITY AGREEMENT

                                  SKYMALL, INC.

      THIS AGREEMENT (the "Agreement") is entered into on _____________ ____, 1999 (the "Effective Date"), between SkyMall, Inc., a Nevada corporation ("SkyMall"), and ____________________________________ ("Company"). (SkyMall and
Company are hereinafter sometimes individually referred to as a "Party," and collectively as the "Parties.")

      1. Confidential Information. The parties hereby acknowledge and agree that they will be disclosing to each other in their discussions and communications with each other certain confidential information including, without limitation, certain confidential information relating to their respective businesses, business strategies, opportunities, operations and related information (the "Confidential Information"). The term Confidential Information does not include information which (1) was or becomes generally available to the public through no fault of a Party, or (2) was or becomes available on a non-confidential basis from a source other than the other Party, provided that such source was not bound by a confidentiality agreement in respect thereof. The Parties agree that the Confidential Information will be kept confidential and only disclosed to each Party's representatives who have a need to know such information for the purposes of evaluation any business opportunities and that, in any event, each Party shall be ible for any breach of this Agreement by any such representatives. response

      2. Non-Disclosure of Confidential Information. In consideration thereof, it is our mutual understanding and agreement that, except as hereafter specifically authorized in writing by either Party, the other Party shall not disclose to any person or entity any such Confidential Information and that each Party will hold in the highest confidential manner and to maintain in trust at all times any such Confidential Information received from the other. Each Party shall not disclose the Confidential Information to any person other than as permitted hereby and will take all reasonable and appropriate steps to safeguard the Confidential Information from unauthorized disclosure. Each Party agrees to promptly notify the other Party if it becomes aware of the unauthorized disclosure of the other Party's Confidential Information. Each Party further agrees that it will not use any Confidential Information in competition with the other Party, nor use the Confidential Information in any manner that competes with the other Party.

      3. Enforcement of Agreement Provisions. The Parties acknowledge and agree that any breach or threatened breach o this Agreement will entitle the other Party to injunctive relief to enforce this Agreement including a temporary restraining order or injunction without bond and without the necessity of province actual damages. Nothing in this Section 3 shall limit or exclude any and all other rights to money damages, granted by law or equity. If any court or of competent jurisdiction shall refuse, in that jurisdiction, to enforce any part or provision of this Agreement due to a determination of enforceability, illegality or invalidity, it is gr expressly understood and agreed by the Parties that neither this Agreement, nor any part thereof, shall be void and only the particular restriction deemed to be unenforceable, illegal or invalid shall then be reduced or otherwise modified by such court or tribunal, but only to the minimum extent necessary to permit its enforcement. The agreements and promises contained herein shall survive the termination of any relationship between the parties. This Agreement shall be Governed by the laws of the State of Arizona. The term "person" as used in this Agreement shall be broadly interpreted to include, without limitation, any corporation, partnership, individual, organization or other entity.

      4. In the event that a receiving Party or any of its employees or agents become legally compelled (by deposition, interrogatory, request of documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information of the disclosing Party, that receiving Party or person from whom Such information is being sought shall provide the disclosing Party to whom such Confidential Information belongs, with prompt prior written notice of such requirement so that such disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, or the disclosing Party waives compliance with the provisions hereof, the receiving Party required to provide such information agrees to furnish only such portion of the Confidential Information which is legally required to be furnished.

      IN, WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have caused this Agreement to be executed.

SKYMALL, INC.                               COMPANY:_________________________


Signature:________________________          Signature:_______________________

Name:_____________________________          Name:____________________________
         (Printed)                                  (Printed)

Title:____________________________          Title:___________________________

Date:_____________________________          Date:____________________________

                                 FORM OF OPINION

                                November 2, 1999

To The Investors Listed On
Schedule A to This Opinion
And
Ryan, Beck & Co., Inc.
200 Park Avenue
New York, New York 10166

         Re:      SkyMall, Inc.

Ladies and Gentlemen:

      We have acted as counsel to SkyMall, Inc. (the "Company"), a Nevada corporation, in connection with that certain Stock and Warrant Purchase Agreement, dated as of November 1, 1999 (the "Purchase Agreement"), and the transactions contemplated therein. Capitalized terms used herein, but not otherwise defined, shall have the meanings given them in the Purchase Agreement. This opinion letter (the "Opinion") is delivered to you pursuant to Section 5.2(e) of the Purchase Agreement.

      In connection with the opinions set forth herein, we have examined (i) the Purchase Agreement; and (ii) the Warrants (collectively, the "Transaction Documents"). We have also examined originals or copies of (a) the Company's Articles of Incorporation, as amended to date; (b) the Company's Bylaws, as amended to date; and (c) the corporate proceedings of the Company relating to the foregoing. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other corporate records, agreements, instruments and documents of the Company and the Subsidiaries and certificates and other statements of public officials and corporate officers, and have made such other investigations of fact and law, as we have deemed necessary in connection with the opinions set forth herein. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, facsimile, conformed or photostatic copies, and the authenticity of the originals of such copies, and the accuracy and completeness of all corporate records made available to us by the Company and its representatives.

      As to questions of fact material to these opinions, we have relied upon certificates of officers and other representatives of each of the Company and its Subsidiaries and upon Our examination of the documents referred to above, and have assumed the current accuracy and completeness of the information contained in Such certificates and obtained from public officials and public records included in the documents referred to above. For purposes of the opinions expressed in this letter, we have assumed, without independent investigation, that all representations, warranties and statements with respect to factual matters in the Transaction Documents and such other documents and instruments we have examined are true and accurate as of the date of this opinion letter and have

Investors Listed on Schedule A to this Option                  November 2, 1999
And                                                                   Page 2
Ryan, Beck & Co., Inc.

relied upon such documents and instruments in rendering such opinions. We have made no independent investigations or other attempts to certify the accuracy of any such information or to the existence or nonexistence of any other factual matters; however, our Primary Lawyers (as defined below) have no Actual Knowledge (as defined below) concerning the factual matters upon which reliance is placed which would render such reliance unreasonable. For purposes hereof, the term "Primary Lawyers" means those attorneys currently in this firm who have given substantive legal attention to the representation of the Company or any Subsidiary, and the term "Actual Knowledge" means the conscious awareness of such Primary Lawyers of facts or other information without any further investigation.

      In rendering the opinions set forth herein, we also have assumed, with your permission: (i) the due organization, valid corporate existence and good standing of each party to the Transaction Documents, other than the Company and its Subsidiaries; (ii) the power and authority of each party to the Transaction Documents (other than the Company and its Subsidiaries) to execute, deliver and perform the Transaction Documents to which it is a party; (iii) the due authorization, execution and delivery by each party to the Transaction Documents (other than the Company and its Subsidiaries) of the Transaction Documents to which it is a party; and (iv) that each of the Transaction Documents is a legal, valid and binding obligation of, and enforceable in accordance with its terms against, each party thereto (other than the Company and its Subsidiaries).

      We express no opinion as to the enforceability of a waiver of rights granted by any federal or state statute or any decisional law, including any waiver of notice or any opportunity for a hearing, to the extent that such waiver is deemed to violate public policy.

      Without limiting any other qualifications set forth herein, the opinions expressed below are subject to the effect of any generally applicable laws that:
(i) limit the enforceability of provisions releasing, exculpating, or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct; (ii) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the enforceable portion is not an essential part of the agreed exchange; (iii) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs; or (iv) may permit a party who has materially failed to render or offer performance required by a contract to cure that failure unless permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance or it is important under the circumstances to the aggrieved party that performance occur by the date stated in the contract.

      In addition to the foregoing, we expressly limit or qualify our opinion as follows

      A. Our opinions expressed in Paragraph 2 below as to the valid existence and good standing of the Company and its Subsidiaries are based solely on certificates of public officials. copies of which have been furnished to You, and our opinions with respect to such matters are rendered as of the dates of such certificates.

      B. Our opinions expressed in Paragraph 2 below are given as to the Company and each of its Subsidiaries only with respect to those jurisdictions in which such Company or Subsidiary owns or leases property or conducts business, as set forth in a certificate of the Company attached hereto as Exhibit A, and we have made no independent investigation as to the accuracy of the jurisdictions identified therein.

Investors Listed on Schedule A to this Option                  November 2, 1999
And                                                                   Page 3
Ryan, Beck & Co., Inc.

      C. Our opinions expressed herein are qualified to the extent that the enforceability of any of the provisions of the agreements, documents or obligations referred to herein may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or other laws affecting the rights and remedies of creditors generally, (ii) general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and the discretion of the court before which any proceeding may be brought, (iii) duties and standards of good faith, reasonableness and fair dealing imposed on parties to contracts, (iv) the limitation in certain circumstances of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (v) a court determination that any fees payable pursuant to a provision requiring the payment of attorneys' fees is reasonable. We express no opinion as to the validity or binding effect of any indemnification or contribution provisions contained in the Transaction Documents or any other agreements to the extent such provisions are limited by federal or state securities laws or the policies underlying such laws.

      D. Our opinions expressed herein are limited to the specific issues addressed and to the laws existing on the date hereof. By rendering our opinion, we do not undertake to advise you with respect to any other matter or of any change in such laws or the interpretation thereof which may occur after the date hereof.

      E. In connection with the opinions expressed in Paragraph I hereof, we note that any provisions of the Transaction Documents that permit the Investors to take actions or make determinations, or to benefit from indemnities and similar undertakings, may be subject to a requirement that such actions be taken or such determinations be made, and that any action or inaction by the Investors which may give rise to a request for payment under such an indemnity or similar undertaking be taken or not taken, in a commercially reasonable manner and in good faith. Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

            1. The execution, delivery and performance of the Transaction Documents have been duly and validly authorized by the Company and the Agreement is valid and binding upon the Company, enforceable in accordance with its terms. The Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof in accordance with its terms, the number and type of securities of the Company called for thereby. The securities to be issued and sold by the Company in connection with the Agreement and the Warrants (as the case may be) have been duly authorized and, when issued and paid for in accordance with the Agreement and the Warrants (as the case may be), the certificates representing each of the securities, will be validly Issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability to third parties solely by reason of being such holders, such securities are not subject to the preemptive nights of any security holder of the Company; and all corporate action required to be taken for the authorizations issuance and sale of such securities has been duly and validly taken by the Company. The Company has duly reserved 1,142,858 shares of Common Stock for issuance upon exercise of the Warrants. The Common Stock, the Warrants and the Warrant Shares conform in all material respects to the description thereof contained in the Agreement. No transfer tax is payable by or on behalf of the Company in connection with the issuance and sale of any of the Common Stock, the Warrants and the Warrant Shares or the consummation of the Company's obligations under the Transaction Documents.

Investors Listed on Schedule A to this Option                  November 2, 1999
And                                                                 Page 4
Ryan, Beck & Co., Inc.

         2. The Company and each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; the Company and each Subsidiary is duly qualified and is in good standing as a foreign corporation to do business in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect (as defined in the Agreement); each of the Company and each Subsidiary has all requisite corporate power and authority, and to our Actual Knowledge, all authorizations, approvals, orders, licenses, certificates and permits of and from all state and Federal governmental regulatory officials and bodies to own or lease its properties and conduct its business, and, to our Actual Knowledge, each of the Company and each Subsidiary is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all state and Federal laws, rules and regulations concerning the business in which the Company or such Subsidiary is engaged, except where the failure to so comply would not have a Material Adverse Effect (as defined in the Agreement).

         3. All issued and outstanding been duly authorized and validly issued and, based solely upon our review of the respective stock ledgers, minute books and certificates of respective officers, are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being securityholders; and, none of such securities were issued in violation of any statutory preemptive rights of any holder of any security of the Company or, to our Actual Knowledge, any contractual preemptive rights of any party.

         4. To our Actual Knowledge, except as set forth in the SEC Documents, there is no material litigation or state or Federal Governmental proceeding pending or threatened against, or involving the properties or business of the Company or any Subsidiary.

         5. To our Actual Knowledge, none of the Company nor any Subsidiary is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument known to us to which it is a party or by which it or any of its respective properties may be bound or affected, except for where such breach or default would not have a Material Adverse Effect. To our Actual Knowledge, none of the Company nor any Subsidiary is in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any state or Federal statute, rule or regulation. To our Actual Knowledge, neither the execution and delivery of the Transaction Documents, nor the issuance and sale or delivery of the Common Stock, the Warrants and/or the Warrant Shares nor the consummation of any of the transactions contemplated in the Transaction Documents, nor the compliance by the Company with the terms and provisions thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument known to us to which the Company or any Subsidiary may be bound or to which any of the property or assets of the Company or any Subsidiary is subject; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or any Subsidiary, any state or Federal statute or any state or Federal order, rule or regulation applicable to the Company or any Subsidiary of any court or other state or Federal regulatory authority having jurisdiction over the Company or any Subsidiary.

Investors Listed on Schedule A to this Option                  November 2, 1999
And                                                                 Page 5
Ryan, Beck & Co., Inc.

      6. Assuming that each Investor that purchases the Common Stock and the Warrants is an Accredited Investor, that the representations made by the Company and the Investors in the Purchase Agreement were true and correct on the date of such Agreement and at the time of the Closing and that a Form D will be filed in accordance with the provisions of Section 503) of Regulation D, no registration under the Securities Act is required in connection with the sale and issuance of any of the Securities. The offering and sale of the Securities in the manner contemplated by the Purchase Agreement will not be integrated with any offering made before the offer and sale of such Securities in a manner that would render unavailable any exemption from registration under the Securities Act.

      7. We have participated in conferences with officers and other representatives of the Company, at which conferences we have made inquiries of such officers and representatives, discussed the contents of the SEC Documents (as defined in the Agreement), the Confidential Private Placement Memorandum (together with the attachments thereto), dated as of September 27, 1999, as supplemented (the "Memorandum"), and related matters and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the SEC Documents or the Memorandum, on the basis of the foregoing no facts have come to Our attention which lead LIS to believe that any of the SEC Documents or the Memorandum as of the date of this opinion contained any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood we are not expressing any opinion with respect to the financial statements and schedules and other financial and statistical data, including any financial forecasts or projections, included in the SEC Documents or the Memorandum).

      Attorneys involved in the preparation of this opinion are admitted to practice law in the States of Arizona and we do not express any opinion herein concerning any law other than the laws of the State of Arizona, the General Corporation Law of the States of Nevada and Utah and the federal laws of the United States of America (collectively, "Applicable Law"); however, the term "Applicable Law" is limited to those laws and regulations that a lawyer exercising customary professional diligence would reasonably recognize as applicable in any material respect to the transactions contemplated by the Transaction Documents, and does not include laws and regulations of county, municipal, and special political subdivisions, whether state, regional, municipal, or otherwise, provided the violation of any of the foregoing would not result in a Material Adverse Effect. No opinion is expressed herein as to matters governed by any other laws, statutes, rules, or regulations.

      This opinion is intended solely for the benefit of the addressee hereof any may not be relied upon in any manner by any other person without our express prior written consent.

                                                    Respectfully submitted,

                                              Squire, Sanders & Dempsey L.L.P.

                                    EXHIBIT A

                           Certificate of SkyMall, Inc

                                   [Attached]

                                  SKYMALL, INC.

                              OFFICER'S CERTIFICATE

      1, Christine A. Aguilera, Executive Vice President, General Counsel and Secretary of SkyMall, Inc., a Nevada corporation (the "Corporation"), hereby certify that:

            (a) The Corporation does business in the States of Nevada and
                Arizona.

            (b) skyrnall.com, inc. does business in the States of Nevada,
                Arizona

            (c) Durham & Company does business in the States of Utah and

            (d) Disc Publishing, Inc. does business in the State of Utah.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  November 2, 1999

                                      SKYMALL, INC.

                                      -------------------------------
                                      Christine A. Aguilera
                                      Executive Vice President, General Counsel and Secretary

                                                    SCHEDULE A

                                                 LIST OF INVESTORS

                                                    SCHEDULE I

----------------------------------------------------------------------------------------------------------------------

                                                                                                No. of
                                                                                              Shares of
                                                 Name and Address of                            Common         No. of
        Name and Address of Investor               Representative         Purchase Price        Stock         Warrants
----------------------------------------------------------------------------------------------------------------------
American High Growth Equities                    None                       $1,000,000         142,857         71,429
Retirement Trust
Trump Tower--24th Floor
725 5th Avenue
New York, New York 10022
----------------------------------------------------------------------------------------------------------------------
Special Situations Private Equity Fund L.P.      David Greenhouse           $1,199,800         171,400         85,700
----------------------------------------------------------------------------------------------------------------------
Special Situations Fund L.P. III                 David Greenhouse           $1,350,300         192,900         96,450
153 E. 53rd Street
New York, New York 10022-1200
----------------------------------------------------------------------------------------------------------------------
Special Situations Cayman L.P.                   David Greenhouse             $450,100          64,300         32,150
153 E. 53rd Street
New York, New York 10022-1200
----------------------------------------------------------------------------------------------------------------------
Quintel Communications, Inc.                     Geoffrey Bass              $3,000,000         428,571         214,286
One Blue Hill Plaza                              c/o Feder, et al.
Pearl River, New York, 10965                     750 Lexington Ave.
                                                 New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
Robert Merrill Worsley and Christi Marie         n/a                        $1,000,000         142,857         71,429
Worsley, as trustees of the Robert Merrill
Worsley and Christi Marie Worsley Family
Revocable Trust dated July 28, 1998
c/o SkyMall, Inc.
1520 E. Pima Street
Phoenix, Arizona 85034
----------------------------------------------------------------------------------------------------------------------